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                                                               Exhibit 10.2

                       BITSTREAM INC. -- 1994 STOCK PLAN


                            Adopted December 7, 1994
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                       BITSTREAM INC. -- 1994 STOCK PLAN

                               TABLE OF CONTENTS

Section         Title                                                       Page
- -------         -----                                                       ----
1.       Purpose.                                                             1

2.       Administration of the Plan.                                          2

         A.       Board or Compensation Committee Administration.
         B.       Compensation Committee Action.
         C.       Grants to Board Members.
         D.       Compliance with Federal Securities Laws.

3.       Eligible Employees and Others.                                       4

4.       Stock Subject to Options, Awards and Purchases.                      4

5.       Granting of Stock Rights.                                            4

6.       Minimum Option Price; ISO Limitations.                               4

         A.       Price for Warrants or Non-Qualified Options.
         B.       Price for ISOs.
         C.       $100,000 Annual Limitation on ISOs.
         D.       Determination of Fair Market Value.

7.       Option Duration.                                                     6

8.       Exercise of Option.                                                  6

         A.       Full Vesting or Partial Vesting.
         B.       Full Vesting of Installments.
         C.       Partial Exercise.
         D.       Acceleration of Vesting.

9.       Employment.                                                          7

         A.       Termination of Employment.
         B.       Leaves of Absence.
         C.       Changes of Employment.

10.      Death; Disability.                                                   7

11.      Assignability.                                                       8

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
12.      Terms and Conditions of Options.                                     8

13.      Adjustments.                                                         8

         A.       Stock Dividends and Stock Splits.
         B.       Consolidations or Mergers.
         C.       Recapitalization or Reorganization.
         D.       Modification of ISOs.
         E.       Dissolution or Liquidation.
         F.       Issuances of Securities.
         G.       Fractional Shares.
         H.       Adjustments.

14.      Means of Exercising Stock Rights.                                   10

15.      Term and Amendment of Plan.                                         11

16.      Conversion of ISOs into Non-Qualified Options;
         Cancellation of ISOs.                                               12

17.      Application of Funds.                                               12

18.      Governmental Regulation.                                            12

19.      Withholding of Additional Income Taxes.                             12

20.      Notice to Company of Disqualifying Disposition.                     13

21.      Governing Law -- Construction.                                      13

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                                1994 STOCK PLAN

         1. PURPOSE. This 1994 Stock Plan (the "Plan") is intended to provide incentives to:

                  A. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and

                  B. Officers and other employees of Bitstream Inc. (the "Company"), its parent (if any) and any present or future subsidiaries (collectively "Related Corporations") by providing them with options granted hereunder that qualify as "incentive stock options" under
         Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs") in the form attached hereto as Exhibit 8B;

                  C. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to warrants granted hereunder which do not qualify as ISOs ("Warrant" or "Warrants"), in the form attached hereto as Exhibit 8C;

                  D. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to Non-Qualified Options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"), in the form attached hereto as Exhibit 8D;

                  E. Directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").

ISOs, Warrants and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 425 of the Code.

         2.       ADMINISTRATION OF THE PLAN.

                  A. BOARD OR COMPENSATION COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee of two or more of its members to administer this Plan, as assisted by the officers of the Company. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to
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                           (i) determine the employees of the Company and
                  Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Warrants, Non-Qualified Options and Awards and to make Purchases) to whom Warrants, Non-Qualified Options, Awards and authorizations to make Purchases may be granted;

                           (ii) determine the time or times at which Options or
                  Awards may be granted or Purchases made;

                           (iii) determine the option price of shares subject to
                  each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase;

                           (iv) determine whether each Option granted shall be
                  an ISO, a Warrant or Non-Qualified Option;

                           (v) determine (subject to paragraph 7) the time or
                  times when each Option shall become exercisable and the duration of the exercise period;

                           (vi) determine whether restrictions such as
                  repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and

                           (vii) interpret the Plan and prescribe and rescind
                  rules and regulations relating to it.

         If the Committee determines to issue a Warrant or Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall fall liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

                  B. COMMITTEE ACTION. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the

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         Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  C. GRANT OF STOCK RIGHTS TO MEMBERS OF THE BOARD. Notwithstanding the provisions of paragraph 2(A), no Stock Right shall be granted to any person who serves as a member of the Board at the time of the proposed grant, unless such grant has been approved by a majority vote of the disinterested members of the Board and otherwise approved in accordance with the following paragraph 2(D), if applicable. Advance review and approval by the major stockholders consisting of those stockholders who are granted board observation rights under the proposed 1994 Plan and Agreement of Recapitalization, and as amended by subsequent agreement or corporate action also shall be required.

                  All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with those provisions of this Plan that apply to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights. The signatures of all the Board members on a unanimous consent of directors in lieu of a meeting may constitute the majority vote required by the foregoing paragraph.

                  D. COMPLIANCE WITH FEDERAL SECURITIES LAWS. The following shall apply to any grant of Stock Rights to a member of the Board in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if such grant occurs at any time from the effective date of such registration until six months after the termination of such registration: A majority vote of the other members of the Board must approve such grant. If a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant of Stock Rights to a member of the Board must be made by, or only in accordance with the recommendation of, the Compensation Committee or a committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are

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                  not also directors. Once appointed, such committee shall
                  continue to serve until otherwise directed by the Board.

                  3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Warrants, Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Compensation Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Warrant, Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

                  4. STOCK SUBJECT TO OPTIONS, AWARDS AND PURCHASES. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Class B Common, (Nonvoting) Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan equals 2,750,000, subject to adjustment from time to time by (i) a vote of stockholders or (ii) otherwise pursuant to paragraph 13. Any such shares may be issued as ISOs, Warrants, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted or amended. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

                  5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan any time after OCTOBER 7, 1994, and prior to OCTOBER 7, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Compensation Committee at the time it grants the Stock Right; provided, however, that such date shall not fall prior to the date on which the Compensation Committee acts to approve the grant. The Compensation Committee shall enjoy the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

                  6. MINIMUM OPTION PRICE; ISO LIMITATIONS.

                           A. PRICE FOR WARRANTS OR NON-QUALIFIED OPTIONS. The
                  exercise price per share specified in the agreement relating to each Warrant or Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of

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         such grant, or (ii) fifty (50%) percent of the fair market value per share of Common Stock on the date of such grant.

                  B. PRICE FOR ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

                  C. $100,000 ANNUAL LIMITATION FOR ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Warrants or Non-Qualified Options.

                  D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean

                           (i) the average (on that date) of the high and low
                  prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if the Common Stock is then traded on a national securities exchange; or

                           (ii) the last reported sale price (on that date) of
                  the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or

                           (iii) the average of the closing bid and asked prices
                  last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

         However, if the Common Stock is not publicly traded at the time that an Option is granted under the Plan, "fair market value" shall be deemed the fair value of the Common Stock as determined by the Board or Compensation Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer

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
         prices of the Common Stock in private transactions negotiated at arm's length.

         7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or cancellation as provided in paragraph 16, each Option shall expire on the date specified by the Board or Compensation Committee, but not more than

                  A. seven years and one day from the date of grant in the case of Warrants or Non-Qualified Options, or

                  B. ten years from the date of grant in the case of ISOs.

Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be that set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                  A. FULL VESTING OR PARTIAL VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board or Compensation Committee may specify.

                  B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board or Compensation Committee.

                  C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                  D. ACCELERATION OF VESTING. The Board or Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Board or Compensation Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in
         Section 422A(b)(7) of the Code, as described in paragraph 6(C).

                  E. Employees Owning Greater than Ten Percent of Voting Stock. Any ISO granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation shall be exercisable no earlier than five years from the date of grant.

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         9. EMPLOYMENT.

                  A. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16.

                  B. LEAVES OF ABSENCE. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety
         (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board or Compensation Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence.

                  C. CHANGES OF EMPLOYMENT. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

         10. DEATH; DISABILITY.

                  A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

                  B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date

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         of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

         11. ASSIGNABILITY. No Option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Security Income Act, or the rules thereunder, and during the lifetime of the grantee each Option shall be exercisable only by him.

         12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Board or Compensation Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Board or Compensation Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Warrant or Non-Qualified Option, the Board or Compensation Committee may specify that such Warrant or Non-Qualified Option shall fall subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Compensation Committee may determine. The Board or Compensation Committee may from time to time confer authority and responsibility on one or more of its own members and/ or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

                  A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, then, in each such case, the optionee, on exercise of such Option at any time after the issuance or effective date of such dividend or split, as the case may be, shall receive, in lieu of the Common Stock issuable upon such exercise prior to such issuance or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such issuance or effective date, if such holder had exercised Options granted hereunder immediately prior thereto.

                  B. CONSOLIDATIONS OR MERGERS. If the Company is intended to be consolidated with or acquired by another entity in a merger, sale of all or

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
         substantially all of the Company's assets or otherwise (an "Acquisition"), the Board of Directors, the Board or Compensation Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Stock Rights, take one or more of the following actions:

                           (i) make appropriate provision for the continuation
                  of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or

                           (ii) make appropriate provision for the continuation
                  of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights any equity securities of the successor corporation; or

                           (iii) upon written notice to the holders of the Stock
                  Rights, provide that all Stock Rights must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or

                           (iv) terminate all Stock Rights in exchange for a
                  cash payment equal to the excess of the fair market value of the shares subject to such Stock Rights (to the extent then exercisable) over the exercise price thereof; or

                           (v) accelerate the date of exercise of such Stock
                  Rights or of any installment of any such Stock Rights; or

                           (vi) terminate all Stock Rights in exchange for the
                  right to participate in any stock option or other employee benefit plan of any successor corporation.

                  C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, upon exercising a Stock Right, the holder thereof shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Stock Right prior to such recapitalization or reorganization.

                  D. MODIFICATION OF ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Board or Compensation Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Board or Compensation Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                  E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or Compensation Committee.

                  F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  H. ADJUSTMENTS. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or Compensation Committee or a Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Board or Compensation Committee or a Successor Board.

         14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either

                  A. In United States dollars in cash or by check;

                  B. At the discretion of the Board or Compensation Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; /

                  C. At the discretion of the Board or Compensation Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or

                  D. At the discretion of the Board or Compensation Committee, by any combination of A., B. or C. above.

If the Board or Compensation Committee permits payment by means of the methods set forth in clauses B., C., or D. of the preceding sentence, such permission shall be expressed in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date falls prior to the date such stock certificate is issued.

         15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on OCTOBER 7, 1994, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at a subsequent Meeting of Stockholders or, in lieu thereof, by unanimous written consent. If the stockholders do not provide their approval by OCTOBER 6, 1995, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire on OCTOBER 7, 2005, (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:

                  A. The total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph
         13);

                  B. The provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified;

                  C. The provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and

                  D. The expiration date of the Plan may not be extended.

Except as otherwise provided in this paragraph 15, in no event may an action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

         16. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; CANCELLATION OF ISOs. The Board or Compensation Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee serves as an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board or Compensation Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or Compensation Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or Compensation Committee takes appropriate action. The Board or Compensation Committee, with the consent of the optionee, also may cancel any portion of any ISO that has not been exercised at the time of such cancellation.

         17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         18. GOVERNMENT REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan shall fall subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Warrant or Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board or Compensation Committee in its discretion may condition

                  A. the exercise of an option,

                  B. the grant of an Award,

                  C. the making of a Purchase of Common Stock for less than its fair market value, or

                  D. the vesting of restricted Common Stock acquired by exercising a Stock Right,

on the grantee's payment of such additional withholding taxes.

         20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition means any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before he sells such stock, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         21. GOVERNING LAW -- CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of Massachusetts or the laws of any jurisdiction in which the Company or its successors in interest may be organized from time to time. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                      Exhibit 8B


                                 BITSTREAM INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                             UNDER 1994 STOCK PLAN

For good and Valuable consideration, Bitstream Inc., a Massachusetts Business
Corporation (the "Company"), hereby grants this              (the "Option Date")
to                ("Employee"), an option to purchase a maximum of        shares
(the "Option Shares") of Class A Common Stock, $.01 par value (the "Common
 Stock"), at the price of $.60 per share, on the following terms and conditions:

     1. GRANT UNDER 1994 STOCK PLAN. This Option is granted pursuant to and is governed by the Company's 1994 Incentive Stock Option Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Plan under which this option is granted was approved by the Company's directors on October 7, 1994.

     2. EXTENT OF OPTION IF EMPLOYMENT CONTINUES. On the following dates, the Optionee may exercise this Option for the number of Option Shares set opposite the applicable date so long as Employee continues to be employed by the Company:

Less than one year from               .   -0- Option Shares

One year or more, but less than two
years from             .                  33% of the total Option Shares

Two years or more, but less than three
years from             .                  an additional 33% of the total Option
                                          Shares

Three years or more from           .      an additional 34% of the total Option
                                          Shares

The foregoing rights shall cumulate while the Optionee continues in the employment of the Company, and may be exercised up to and including the date that falls ten (10) years from the Option Date. All of the foregoing rights are subject to Sections 4 and 5, as appropriate, if Employee ceases to be employed by the Company, or dies or becomes disabled while in the employ of the Company.

     3. TERMINATION OF EMPLOYMENT. If Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 4, no further installments of this Option shall become exercisable and this Option shall terminate ninety (90) days after the date the Employment ceases, but in no event later than the scheduled expiration date. In such a case, Employee's only rights to exercise options hereunder shall be those which are properly exercisable before the termination of this Option. In such an event, Employee may exercise this Option for the number of Option Shares which have vested and become exercisable prior to the date of termination, and this Option may be exercised with respect to such number of Option Shares which have become exercisable prior to termination at any time prior to the end of ten (10) years and one day from the date of grant set forth above.

     4. DEATH, DISABILITY. If Employee is a natural person who dies while in the employ of the Company, this Option may be exercised, to the extent of the number of Option Shares with respect to which Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Section 9, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If Employee is terminated by reason of his disability (as defined in the Plan), this Option may be exercised, to the extent of the number of Option Shares with respect to which Employee could have exercised it on the date the Employment was terminated, at any time within 180 days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

     5. PARTIAL EXERCISE. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of Option Shares subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and available for later purchase by Employee in accordance with the terms hereof.

     6. PAYMENT OF PRICE. The Option price shall be in United States dollars and may be paid as follows:

        a) in cash or by check, or any combination of the foregoing, equal in amount to the Option price; or

        b) in the discretion of the Board of Directors, in cash, by check, by delivery of shares of the Company's Common Stock having a fair market value (as determined by the Board of Directors) equal as of the date of exercise to the Option price, or by any combination of the foregoing, equal in amount to the Option price.

     Notwithstanding the foregoing, Employee may not pay any part of the exercise price for the Option by transferring shares of Common Stock to the Company if such Common Stock is both subject to a substantial risk of forfeiture and not transferable within the meaning of section 83 of the Code.

     7. AGREEMENT TO PURCHASE FOR INVESTMENT. By acceptance of this Option, Employee agrees that a purchase of Option Shares under this Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Securities Act"), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the Securities Act and applicable state securities laws, and Employee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act and applicable state securities laws.

     8. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such Option Shares, and the Company shall deliver a certificate or certificates representing such Option Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Option Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by Employee and if Employee shall so request in the notice exercising this Option, shall be registered in the name of Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

     9. OPTION NOT TRANSFERABLE. This Option is not transferable or assignable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Security Income Act, or the rules thereunder. During the Optionee's lifetime only Employee can exercise this Option.

     10. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this Option imposes no obligation on Employee to exercise it.

     11. NO OBLIGATION TO CONTINUE EMPLOYMENT. Neither the Plan nor this Option shall obligate the Company or any related corporations in any manner to continue Employee in his employment.

     12. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. Employee shall enjoy no rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefor has been issued to Employee and it is fully paid for by Employee. Except as expressly provided in the Plan for changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date precedes the date upon which such stock certificate is issued.

     13. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. This Option is intended to encourage Employee to work for the best interests of the Company and its stockholders. To protect Employee's interest in this Option, the provisions of the Plan that preserve options at full value in a number of contingencies are hereby made applicable hereunder and are incorporated herein by reference. Thus, this Option and the Option price shall be equitably adjusted in the event of any stock dividend, stock split, recapitalization or other change in the capital structure of the Company. In lieu of issuing fractional shares upon exercise thereof, this Option (and the corresponding Option Shares) shall be rounded upward or downward to the nearest whole share (rounding upward for all amounts equal to or in excess of .51). In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Sections 2 through 4 hereof, inclusive, maintaining or being in the employ of the Company includes maintaining or being in the employ of a Related Corporation (as defined in the Plan).

     14. DISQUALIFYING DISPOSITION. Employee agrees to notify the Company in writing immediately after Employee makes a Disqualifying Disposition of any Option Shares received pursuant to the exercise of this Option. A Disqualifying Disposition is any disposition (including any sale) of such Option Shares before the later of (a) two years after the date Employee was granted this Option, or
(b) one year after the date Employee acquired Option Shares by exercising this Option. If Employee has died before such Option Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. Employee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of an incentive so if he or she makes a Disqualifying Disposition of the Option Shares received on exercise of the Option.

     15. WITHHOLDING TAXES. If the Company determines in its discretion that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in the preceding Section) of Option Shares received by the Employee on exercise of this Option, Employee hereby agrees that the Company may withhold from Employee's wages or other remuneration the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this Option is treated as a non-qualified option, Employee hereby agrees that the Company may withhold from Employee's wages the appropriate amount of federal. state and local withholding taxes attributable to Employee's exercise of such nonqualified option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind (with respect to compensation income attributable to the exercise of this Option) from the Common Stock otherwise deliverable to Employee on exercise of this Option. Employee further agrees that, if the Company does not withhold an amount from Employee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

     16. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT. If the employment of Employee is terminated for "Misconduct," this Option shall terminate on the date of such termination and this Option shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the substantial and continuing failure of Employee to render services to the Company in accordance with his assigned duties, as determined by two-thirds of the members of the Board of Directors. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For purposes of this Section, termination of employment shall be deemed to occur when Employee receives notice that his employment is terminated.

     17. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF the Company and Employee have caused this instrument to be executed, and Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

Signature of Employee:              BITSTREAM INC.:


                                    By:
- -----------------------------          ------------------------------
                                    Name:
                                    Title:  President

                                                                      Exhibit 8C


NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND CANNOT BE SOLD, TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR UNLESS AND UNTIL THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

Right to Purchase       Shares of Class A Common Stock

                                                      Warrant No.

                                 BITSTREAM INC.

                     CLASS A COMMON STOCK PURCHASE WARRANT

     BITSTREAM INC., a Massachusetts corporation (the "Company"), hereby
certifies that, for value received,                           (the "Purchaser"),
or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or after [ISSUE DATE (MUST BE AFTER 11/21/94)] and before 5:00 p.m., Massachusetts time, [ISSUE DATE + 7
YEARS], up to                 fully paid and nonassessable shares of the
Company's Class A Common Stock at the purchase price per share of         (such
purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Exercise Price"). The number and character of such shares of Class A Common Stock and the Exercise Price are subject to adjustment as provided herein.


     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        (a) "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

        (b) "Class A Common Stock" shall mean the Company's Class A Common Stock, par value $.01 per share.

        (c) "Person" shall mean any individual, corporation, partnership, trust or unincorporated organization, or any government or any agency or political subdivision thereof.

     1. Exercise of Warrant. This Warrant may be exercised in full or in part by the holder hereof by surrender of this Warrant, with the form of subscription attached as Annex A hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price of the shares of Class A Common Stock to be purchased hereunder. For any partial exercise, the holder shall designate in the subscription the number of shares of Class A Common Stock (without giving effect to any adjustment therein) that it wishes to purchase. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder in the subscription.

     2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares (including fractional shares) of Class A Common Stock to which such holder shall be entitled upon such exercise, together with any other stock or securities or property to which such holder is entitled.

     3. Stock Splits, Subdivisions and Combinations. Appropriate adjustment shall be made in the number of shares of Class A Common Stock subject to this Warrant and in the number, kind and purchase price for shares covered by this Warrant, to the extent it is outstanding, to give effect to any stock splits, subdivisions, combinations, and other similar changes in the capital structure of the Company after the issuance of this Warrant.

     4. Adjustment for Reorganization, Consolidation, Merger, etc. In case the Company after the date hereof shall (a) effect a capital reorganization, (b) consolidate with or merge with or into any other person, or (c) transfer all or substantially all of its assets to any other person under any plan or arrangement contemplating the dissolution of the Company within twenty-four (24) months from the date of such transfer, then, in each such case, the holder of this Warrant, on exercise hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Class A Common Stock issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had exercised this Warrant immediately prior thereto. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise hereof after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities or property, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company.

     5. Notice of Record Date, etc. In the event of

        (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

        (b) any capital reorganization of the Company or any reclassification or recapitalization of the capital stock of the Company after the date hereof, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person,

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

        (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, then, and in each such event, the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, of any is to be fixed, as of which the holders of record of Class A Common Stock or other securities shall be entitled to exchange their shares of Class A Common Stock or other securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, or
(iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

     6. Reservation of Shares, etc. The Company will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issuance upon exercise of this Warrant as herein provided, such number of shares of Class A

Common Stock as shall then be issuable upon exercise of this Warrant in full. The Company covenants that all shares of Class A Common Stock that shall be issuable upon exercise of this warrant shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     7. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     8. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     9. Registration Rights. The holder of shares of the Company acquired upon the exercise of this Warrant and/or the conversion of the shares of Class A Common Stock acquired thereby shall be entitled to the benefit of certain registration rights, subject to certain obligations of such holder, as set forth in the Amended and Restated Articles of Organization.

     10. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the Commonwealth of Massachusetts and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     11. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Massachusetts time, [ISSUE DATE + 7 YEARS].

Dated: [ISSUE DATE]                     BITSTREAM INC.

(Corporate Seal)                        By:
                                           --------------------------
                                        Name:  C. Ray Boelig
                                        Title:  President

Attest:

                                                                         Annex A

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)


TO BITSTREAM INC.

The undersigned holder of the within Warrant hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase
thereunder,     shares of the Class A Common Stock of Bitstream Inc., and
herewith makes payment of $         therefor, and requests that the certificates
for such shares be issued in the name of, and delivered to
whose address is                          .

                                       ------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant or Assignment
                                       of Warrant)



Dated:
      -----------------------          ------------------------------
                                                   (Address)

Signed in the presence of:


- -----------------------------

                                                                         Annex B


                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the right represented by the within Warrant to purchase shares of the Class A Common Stock of Bitstream Inc. to which the
within Warrant relates, and appoints                            Attorney to
transfer such right on the books of Bitstream Inc. with full power of substitution in the premises.


                                       ------------------------------
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

Dated:
      -----------------------          ------------------------------
                                                 (Address)

Signed in the presence of:


- -----------------------------

                                                                      Exhibit 8D

BITSTREAM INC.

Non-Qualified Stock Option Agreement

Under 1994 Stock Plan

     Bitstream Inc., a Massachusetts Business Corporation (the "Company"), hereby grants this ___ day of 199_ (the "Option Date") to
("Optionee"), an option to purchase a maximum of                shares (the
"Option Shares") of Class A Common Stock, $.01 par value (the "Common Stock"), at the price of $___ per share, on the following terms and conditions:

     1. GRANT UNDER 1994 STOCK PLAN. This Option is granted pursuant to and is governed by Company's 1994 Stock Plan approved by CompanyOs directors on October 7, 1994, and later by the stockholders, and as amended subsequently (the "Plan"). Unless the context requires otherwise, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date.

     2. GRANT AS NON-QUALIFIED OPTION, OTHER OPTIONS. This Option is intended to be a Non-Qualified Option (rather than an incentive stock option), and the Board of Directors intends to take appropriate action, if necessary, to achieve this result. This Option is in addition to any other options heretofore or hereafter granted to Optionee by Company, but a duplicate original of this instrument shall not affect the grant of another option .

     3. EXTENT OF OPTION IF BUSINESS RELATIONSHIP CONTINUES. If Optionee has continued to serve Company in the capacity of an employee, officer, director, agent, advisor, or consultant, including services as a member of the Board of Advisors of Company (such service is described herein as maintaining or being involved in a "Business Relationship" with Company), on the following dates, Optionee may exercise this Option for the number of Option Shares set opposite the applicable date:

     One year or more, but less than two                % of the
     years from [ISSUE DATE].                           total Option Shares

     Two years or more, but less than three             an additional _% of the
     years from [ISSUE DATE].                           total Option Shares

     Three years or more, but less than four            an additional _% of the
     years from [ISSUE DATE].                           total Option Shares

     Four years or more, but less than five             an additional _% of the
     years from [ISSUE DATE].                           total Option Shares

     Five years or more, but less than six              an additional _% of the
     years from [ISSUE DATE].                           total Option Shares

The foregoing rights shall cumulate while Optionee continues to maintain a Business Relationship with Company, and may be exercised up to and including the date that falls seven (7) years from the date this Option is granted. All of the foregoing rights fall subject to Sections 4 and 5, as appropriate, if Optionee ceases to maintain a Business Relationship with Company, dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with Company.

     4. TERMINATION OF BUSINESS RELATIONSHIP. If Optionee ceases to maintain a Business Relationship with Company, other than by reason of death or disability as defined in Section 5, no further installments of this Option shall become exercisable and this Option shall terminate after the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, Optionee's only rights to exercise options hereunder shall be those that are properly exercisable before the termination of this Option. In such an event, Optionee may exercise this Option for the number of Option Shares which have vested and become exercisable prior to the date of termination, and this Option may be exercised with respect to such number of Option Shares which have become exercisable prior to termination at any time prior to the end of seven (7) years and one day from the date of grant set forth above.

     5. DEATH; DISABILITY. If Optionee is a natural person who dies while involved in a Business Relationship with Company, this Option may be exercised, to the extent of the number of Option Shares with respect to which Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to
Section 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If Optionee is a natural person whose Business Relationship with Company is terminated by reason of his disability (as defined in the Plan), this Option may be exercised, to the extent of the number of Option Shares with respect to which Optionee could have exercised it on the date the Business Relationship was terminated, at any time within 180 days after the date of such termination but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever occurs earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination.

     6. PARTIAL EXERCISE. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is for the final installment of stock subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit Optionee to exercise such final installment completely. Any fractional share for which an installment of this Option cannot be exercised because of the preceding sentence shall remain subject to this Option and available for later purchase by Optionee in accordance with the terms hereof.

     7. PAYMENT OF PRICE. The option price shall be payable in United States dollars and may be paid:

        (a) in cash or by check, or any combination of the foregoing, equal in amount to the option price; or

        (b) in the discretion of the Board of Directors, in cash, by check, by delivery of shares of Company's Common Stock or Preferred Stock having a fair market value (as determined by the Board of Directors) equal as of the date of exercise to the option price, or by any combination of the foregoing, equal in amount to the option price.

If Optionee delivers shares of Common Stock or Preferred Stock held by Optionee (the "Old Stock") to Company in full or partial payment of the option price, and the Old Stock so delivered falls subject to restrictions or limitations imposed by agreement between Optionee and Company, the Common Stock or Preferred Stock received by Optionee on the exercise of this Option shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that Optionee paid for such Common Stock or Preferred Stock by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement.

     8. AGREEMENT TO PURCHASE FOR INVESTMENT. By acceptance of this Option, Optionee agrees that a purchase of Option Shares under this Option will not be made with a view to their distribution as that term is used in the Securities Act of 1933, as amended (the "Securities Act"), unless in the opinion of counsel to Company such distribution complies with or stands exempt from the registration and prospectus requirements of the Securities Act and applicable state securities laws, and Optionee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act and applicable state securities laws.

     9. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to Company, at the principal executive office of Company, or to such transfer agent as Company shall designate. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such Option Shares, and Company shall deliver a certificate or certificates representing such Option Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Option Shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising this Option, shall be registered in the name of Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 5 hereof, by any person or per-sons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

     10. OPTION NOT TRANSFERABLE. This Option shall not be transfered or assigned except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Security Income Act, or the rules thereunder. During Optionee's lifetime only Optionee can exercise this Option.

     11. NO OBLIGATION TO EXERCISE OPTION. The grant and acceptance of this Option imposes no obligation on Optionee to exercise it.

     12. NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP. Neither the Plan nor this Option shall obligate Company or any related corporations in any manner to continue to maintain a Business Relationship with Optionee.

     13. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. Optionee shall enjoy no rights as a stockholder with respect to Option Shares subject to this Agreement until a stock certificate therefor has been issued to Optionee and it is fully paid for by Optionee. Except as expressly provided in the Plan for changes in the capitalization of Company, no adjustment shall be made for dividends or similar rights for which the record date precedes the date upon which such stock certificate is issued.

     14. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. This Option is intended to encourage Optionee to work for the best interests of Company and its stockholders. To protect OptioneeOs interest in this Option, the provisions of the Plan that preserve options at full value in a number of contingencies are hereby made applicable hereunder and are incorporated herein by reference. Thus, this Option and the Option price shall be equitably adjusted in the event of any stock dividend, stock split, recapitalization or other change in the capital structure of Company. In the event of any stock dividend, stock split, recapitalization or other change in the capital structure of Company, this Option and the Option price shall be equitably adjusted and, in lieu of issuing fractional shares upon exercise thereof, this Option (and the corresponding Option Shares) shall be rounded upward or downward to the nearest whole share (rounding upward for all amounts equal to or in excess of .51). In particular, without affecting the generality of the foregoing, Optionee understands that for the purposes of Sections 3 through 5 hereof, inclusive, maintaining or being involved in a Business Relationship with Company includes maintaining or being involved in a Business Relationship with a Related Corporation (as defined in the Plan).

     15. WITHHOLDING TAXES. Optionee hereby agrees that Company may withhold from Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to Optionee's exercise of any installment of this Option. At Company's discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind from the Common Stock otherwise deliverable to Optionee on exercise of this Option. Optionee further agrees that, if Company does not withhold an amount from Optionee's wages or other remuneration sufficient to satisfy Company's withholding obligation, Optionee will reimburse Company on demand, in cash, for the amount underwithheld.

     16. COMPANY'S RIGHT OF FIRST REFUSAL.

        (a) EXERCISE OF RIGHT: If Optionee desires to sell all or any part of the Option Shares acquired under this Option (including any securities received in respect thereof pursuant to any stock dividend, stock split, reclassification, reorganization, recapitalization and the like), and an Offeror (the "Offeror") has made an offer therefor, which offer Optionee desires to accept, Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to Company setting forth his desire to sell such Option Shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the Option Notice, Company shall have an assignable option to purchase any or all of such Option Shares specified in the Option Notice, such option to be exercisable by giving, within 30 days after receipt of the Option Notice by Company, a written counter-notice to Optionee. If Company elects to purchase any or all of such Option Shares, it shall be obligated to purchase, and Optionee shall be obligated to sell to Company, such Option Shares at the price and terms indicated in the Bona Fide Offer within 60 days from the date of receipt by Company of the Option Notice.

        (b) SALE OF OPTION SHARES TO OFFEROR: Optionee may sell, pursuant to the terms of the Bona Fide Offer, any or all of such Option Shares not purchased or agreed to be purchased by Company for 60 days after the expiration of the 30-day period during which Company may give the aforesaid counter-notice; provided, however, that Optionee shall not sell such Option Shares to the Offeror if the Offeror is a competitor of Company and Company gives written notice to Optionee, within 30 days of its receipt of the Option Notice, stating that Optionee shall not sell his Option Shares to the Offeror; and provided, further, that prior to the sale of such Option Shares to the Offeror, the Offeror shall execute an agreement with Company pursuant to which the Offeror agrees to be subject to the restrictions set forth in this Section 16. If any or all of such Option Shares are not sold pursuant to a Bona Fide Offer within the time permitted above, the unsold Option Shares shall remain subject to the terms of this Section 16.

        (c) ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE: If there shall be any change in the Common Stock of Company through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of shares, or the like, the restrictions contained in this Section 16 shall apply with equal force to additional and/or substitute securities, if any, received by Optionee in exchange for, or by virtue of his ownership of, the Option Shares.

        (d) FAILURE TO DELIVER OPTION SHARES: In the event Optionee fails or refuses to deliver on a timely basis duly endorsed certificates representing Option Shares to be sold to Company pursuant to this Section 16, Company shall have the right to deposit the purchase price for the Option Shares in a special account with any bank or trust company in the State of Massachusetts giving notice of such deposit to Optionee, whereupon such Option Shares shall be deemed to have been purchased by Company. All such Moines shall be held by the bank or trust company for the benefit of Optionee. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to Company on demand, and Optionee shall thereafter look only to Company for payment. Company may place a legend on any stock certificate delivered to Optionee reflecting the restrictions on transfer provided in this Section 16.

        (e) EXPIRATION OF COMPANY'S RIGHT OF FIRST REFUSAL. The refusal rights is of Company forth above shall remain in effect until such time, if ever, as a distribution to the public is made of shares of Company's Common Stock for an aggregate public offering price of at least $5,000,000 or more pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time the refusal rights of Company set forth herein will automatically expire.

     17. NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT. If the employment or engagement of Optionee is terminated for "Misconduct", this Option shall terminate on the date of such termination and this Option shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following:
(i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of Company which results in loss, damage or injury to Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of Company; or (iv) the commission of an act which constitutes unfair competition with Company or which induces any customer of Company to break a contract with Company; or (v) the substantial and continuing failure of Optionee to render services to Company in accordance with his assigned duties, as determined by two-thirds of the members of the Board of Directors. In making such determination, the Board of Directors shall act fairly and in utmost good faith.

     18. COMPANY'S RIGHT OF REPURCHASE. Company shall enjoy a right to repurchase Option Shares as follows:

        (a) EVENTS OF REPURCHASE. Company may exercise the Repurchase Option in the event that any of the following shall occur:

             (i) The receivership, bankruptcy or other creditor's proceeding regarding Optionee or the taking of any of Optionee's Option Shares by legal process, such as a levy of execution;

             (ii) Distribution of shares held by Optionee to his spouse as such spouse's joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by Company;

             (iii) The termination of Optionee's engagement with Company or any related corporation, whether voluntarily or involuntarily, for any reason, prior to the time this Option shall be fully vested in Section 3 hereof; or

             (iv) The termination of the employment or engagement of the Optionee for "Misconduct" as defined in Section 17.

        (b) EXERCISE. If any of the events specified in Section 18(a) above occur, then,

             (i) with respect to Option Shares acquired upon exercise of this Option prior to the occurrence of such event, within 90 days after Company receives actual knowledge of the event, and

             (ii) with respect to Option Shares acquired upon exercise of this Option after the occurrence of such event, within 90 days following the date of such exercise,

        (in either case, the "Repurchase Period"), Company shall have the option, but not the obligation, to repurchase any or all the Option Shares from Optionee, or his legal representatives, as the case may be (the "Repurchase Option"). The Repurchase Option shall be exercised giving Optionee, or his legal representative, written notice on or before the last day of the Repurchase Period, and, together with such notice, tendering to Optionee, or his legal representative, an amount equal to the higher of (i) the option price or (ii) the fair market value of the Option Shares. Company may designate one or more nominees to purchase the shares either within or without the Company. Upon timely exercise of the Repurchase Option, Optionee, or his legal representative, shall deliver to Company the stock certificate or certificates representing the Option Shares, duly endorsed, free and clear of any and all liens, charges and encumbrances. If the Option Shares are not purchased under the Repurchase Option, Optionee and his successor in interest, if any, will hold any of the Option Shares in his possession subject to all of the provisions of this Agreement.

        (c) DETERMINATION OF FAIR MARKET VALUE: The fair market value of the Option Shares, as used in this Section, shall be determined on the basis of the price per share at which shares of the Common Stock could reasonably be expected to be sold in an arms-length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with Company. Fair market value shall be determined by the Board of Directors, giving due consideration to recent grants of incentive stock options for shares of Common Stock, recent transactions involving shares of the Common Stock, if any, earnings of Company to the date of such determination, projected earnings of Company, the effect of the transfer restrictions to which the Option Shares are subject under law and this Agreement, the absence of a public market for the Common Stock and such other matters as the Board of Directors deems pertinent. If the Common Stock of Company is traded on any national securities exchange or the NASDAQ Interdealer Quotation System, fair market value shall be (i) the average of the high and low closing sale prices, or
     (ii) the average of the last reported sale price on the NASDAQ National Market System, or (iii) the average of the closing bid prices for the twenty (20) consecutive trading days preceding the date Company exercises its Repurchase Option and tenders payment for the Option Shares. The determination by the Board of Directors of the fair market value shall be conclusive and binding. The fair market value of the Option Shares shall be determined as of the day on which the event occurs.

     19. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Massachusetts.

     IN WITNESS WHEREOF Company and Optionee have caused this instrument to be executed, and Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

Signature of Optionee:                 BITSTREAM INC.:



                                       By:
- -----------------------------             ---------------------------
                                       Name:
                                       Title:  President